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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 17, 2000




                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-20701                                        11-2710467
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  (Commissioner File Number)                (IRS Employer Identification Number)



                               120 Ricefield Lane
                            Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 436-5200
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Item 5. Other Events.

     On February 17, 2000, Compositech Ltd. executed a Settlement Agreement with its joint venture partner/licensee in Taiwan, which terminates the joint venture agreement and the license granted to licensee for use of the proprietary technology of Compositech Ltd. in Taiwan. Under the terms of the settlement, the Company will retain the $1 million license down payment it received in 1998 and in exchange therefore will issue 587,372 shares of its common stock to the licensee. Additionally, the Company will return its investment in the joint venture and retain the $500,000 advance it received from licensee to make the investment.

     On March 6, 2000, Compositech Ltd. announced that merger negotiations with Netdirect International Corporation (OTC BB: VTCO) have terminated.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibits accompany this Report:

         Exhibit
         Number     Exhibit Description
         -------    -------------------
         10.1       Taiwan Settlement Agreement dated February 17, 2000, by and between Compositech Ltd., Cheng Xin Technology Development
                    Corporation (as successor in interest to Fidelity Venture
                    Capital Corp.), Composite Technologies. Inc. and investors in Composite Technologies, Inc.

         99 Compositech Ltd. press release dated February 29, 2000 announcing that the Company executed a Settlement Agreement with its joint venture/licensee in Taiwan, which terminates their license.

         99.1 Compositech Ltd. press release dated March 6, 2000 announcing that merger negotiations with Netdirect International Corporation have terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPOSITECH LTD.


                                        By: /s/ Samuel S. Gross
                                            ------------------------------------
                                            Samuel S. Gross
                                            Executive Vice President, Secretary
                                             and Treasurer


Date: March 7, 2000
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Index to Exhibits

Exhibit                                                             Sequentially
 Number                    Description of Exhibit                  Numbered Page
 ------                    ----------------------                  -------------
  10.1 Taiwan Settlement Agreement dated February 17, 2000, by and between Compositech Ltd., Cheng Xin Technology
           Development Corporation (as successor in interest to Fidelity Venture Capital Corp.), Composite
           Technologies. Inc. and investors in Composite
           Technologies, Inc.

   99 Compositech Ltd. press release dated February 29, 2000 announcing that the Company executed a Settlement
           Agreement with its joint venture/licensee in Taiwan, which terminates their license.

  99.1 Compositech Ltd. press release dated March 6, 2000 announcing that merger negotiations with Netdirect
           International Corporation have terminated.


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